UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: January 06, 2005
Date of earliest event reported: January 05, 2005

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Red Hill Avenue, Santa Ana, California 92705

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 223-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit 99.1

Item 2.02. Results of Operations and Financial Condition.

(a)	On January 5, 2005, we issued a press release containing our financial results for the year and quarter ended October 31, 2004. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(b)	Exhibits

99.1            Press Release dated January 5, 2005 of the Registrant.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
January 6, 2005	By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

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